                                                          Item 24.b Exhibit (13)

                                  GROWTH SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995


1 Year

                 1000        (1+T) 1                    =       1,241.10
                             (1+T) 1                    =       1.24110
                              1+T                       =       1.24110
                                T                       =        .24110

5 Year

                 1000        (1+T) 5                    =       1,935.50
                            ((1+T) 5)1/5                =      (1.93550)1/5
                              1+T                       =       1.1412
                                T                       =        .1412

10 Year

                 1000        (1+T) 10                   =       2,529.90
                            ((1+T) 10)1/10              =      (2.52990)1/10
                              1+T                       =       1.0973
                                T                       =        .0973

11.56 Year (From Date Of Inception 6/8/84)

                 1000        (1+T) 11.56                =       2,299.20
                            ((1+T) 11.56)1/11.56        =      (2.29920)1/11.56
                              1+T                       =       1.0994
                                T                       =        .0994

                                                          Item 24.b Exhibit (13)

                              INCOME-GROWTH SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995


1 Year

                 1000        (1+T) 1                    =       1,175.20
                             (1+T) 1                    =       1.17520
                              1+T                       =       1.17520
                                T                       =        .1752

5 Year

                 1000        (1+T) 5                    =       1,167.97
                            ((1+T) 5)1/5                =      (1.16797)1/5
                              1+T                       =       1.1093
                                T                       =        .1093

10 Year

                 1000        (1+T) 10                   =       2,716.70
                            ((1+T) 10)1/10              =      (2.71670)1/10
                              1+T                       =       1.1051
                                T                       =        .1051

11.56 Year (From Date Of Inception 6/8/84)

                 1000        (1+T) 11.56                =       3,389.50
                            ((1+T) 11.56)1/11.56        =      (3.38950)1/11.56
                              1+T                       =       1.1114
                                T                       =        .1114

                                                          Item 24.b Exhibit (13)

                               MONEY MARKET YIELD

             Money Market Series (Series C) as of December 30, 1995


CALCULATION OF WEEKLY ADMINISTRATION FEE FACTOR:
------------------------------------------------

   136,626.27     Total 1995 AF from Statement of Operations 1995 =
-------------
76,166,942.23     C-Fund Avg. Assets

 .00179377386 X 7/365 = .00003440114 Weekly AF Factor


CALCULATION OF CHANGE IN UNIT VALUE:
------------------------------------

(Unrounded   Unrounded )
(  Price       Price   )
(12-29-XX  - 12-22-XX  )  =  17.5908446062  -  17.5806589542  =  .0005793669
 ----------------------      -------------------------------
(   Unrounded Price    )              17.5806589542
(      12-22-XX        )


ANNUALIZED YIELD:
----------------

365/7 (.0005793669 - .00003440114) = 2.84%


EFFECTIVE YIELD:
---------------

(1 + .00054496576)365/7 - 1 = 2.88%

                                                          Item 24.b Exhibit (13)

                             WORLDWIDE EQUITY SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995


1 Year

                 1000        (1+T) 1                    =         995.40
                             (1+T) 1                    =        .99540
                              1+T                       =        .99540
                                T                       =       -.0146

5 Year

                 1000        (1+T) 5                    =       1,328.80
                            ((1+T) 5)1/5                =      (1.32880)1/5
                              1+T                       =       1.0585
                                T                       =        .0585

10 Year

                 1000        (1+T) 10                   =         700.90
                            ((1+T) 10)1/10              =       (.70090)1/10
                              1+T                       =        .9651
                                T                       =       -.0349

11.56 Year (From Date Of Inception 6/8/84)

                 1000        (1+T) 11.56                =         836.80
                            ((1+T) 11.56)1/11.56        =       (.83680)1/11.56
                              1+T                       =        .9847
                                T                       =       -.0153

                                                          Item 24.b Exhibit (13)

                            HIGH GRADE INCOME SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995


1 Year

                 1000        (1+T) 1                    =         938.30
                             (1+T) 1                    =        .93830
                              1+T                       =        .93830
                                T                       =       -.0617

5 Year

                 1000        (1+T) 5                    =       1,259.40
                            ((1+T) 5)1/5                =      (1.25940)1/5
                              1+T                       =       1.0472
                                T                       =        .0472

10 Year

                 1000        (1+T) 10                   =       1,531.00
                            ((1+T) 10)1/10              =      (1.53100)1/10
                              1+T                       =       1.0435
                                T                       =        .0435

10.67 Year (From Date Of Inception 4/30/85)

                 1000        (1+T) 10.67                =       1,747.90
                            ((1+T) 10.67)1/10.67        =      (1.74790)1/10.67
                              1+T                       =       1.0537
                                T                       =        .0537

                                                          Item 24.b Exhibit (13)

                             SOCIAL AWARENESS SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995


1 Year

                 1000       (1+T) 1                    =       1,152.40
                            (1+T) 1                    =       1.15240
                             1+T                       =       1.15240
                               T                       =        .1524

4.67 Year (From Date Of Inception 5/1/91)

                 1000        (1+T) 4.67                 =       1,372.80
                            ((1+T) 4.67)1/4.67          =      (1.37280)1/4.67
                              1+T                       =       1.0702
                                T                       =        .0702

                                                          Item 24.b Exhibit (13)

                             EMERGING GROWTH SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995


1 Year

                 1000       (1+T) 1                    =       1,070.20
                            (1+T) 1                    =       1.07020
                             1+T                       =       1.07020
                               T                       =        .0702

3.25 Year (From Date Of Inception 10/1/92)

                 1000        (1+T) 3.25                 =       1,378.70
                            ((1+T) 3.25)1/3.25          =      (1.37870)1/3.25
                              1+T                       =       1.1039
                                T                       =        .1039

                                                          Item 24.b Exhibit (13)

                          NONSTANDARDIZED TOTAL RETURN


(ENDING PRICE    )       -    1     =   Nonstandardized Total Return
 ----------------
(Beginning Price )

SERIES A - Nonstandardized Total Return
--------

1 Year                     (37.75)-1 = 35.11%
                            -----
                           (27.94)

11.56 Years (From Date Of Inception 6/8/84)
                           (37.75)-1 = 272.66%
                            -----
                           (10.13)

                                                          Item 24.b Exhibit (13)

                          GLOBAL AGGRESSIVE BOND SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995

0.59 Year (From Date of Inception 6/1/95)

                 1000        (1+T) .59                  =           978.11
                            ((1+T) .59)                 =        (0.97811).59
                              1+T                       =         0.9632
                                T                       =        -0.0368

                       SPECIALIZED ASSET ALLOCATION SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995

0.59 Year (From Date of Inception 6/1/95)

                 1000        (1+T) .59                  =           973.47
                            ((1+T) .59).59              =        (0.97347).59
                              1+T                       =         0.9554
                                T                       =        -0.0446

                         MANAGED ASSET ALLOCATION SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995

0.59 Year (From Date of Inception 6/1/95)

                 1000        (1+T)                      =           975.33
                            ((1+T) .59).59              =        (0.97533).59
                              1+T                       =         0.9585
                                T                       =        -0.0415

                              EQUITY INCOME SERIES
               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995

0.59 Year (From Date of Inception 6/1/95)

                 1000        (1+T)                      =         1,067.00
                            ((1+T) .59).59              =        (1.067).59
                              1+T                       =         1.1162
                                T                       =         0.1162